UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

                    December 15, 2011

GARTNER, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14443	04-3099750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 10212

56 Top Gallant Road

Stamford, CT 06902-7700

(Address of Principal Executive Offices, including Zip Code)

(203) 316-1111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS

On December 15, 2011, Jeffrey W. Ubben notified the Board of Directors of Gartner, Inc. (the “Company”) of his intention to resign from the Company’s Board of Directors, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gartner, Inc.

Date: December 16, 2011	By:	/s/ Christopher J. Lafond
Christopher J. Lafond Executive Vice President, Chief Financial Officer